Associated Banc-Corp Investor Presentation Second Quarter 2012 May 21, 2012 Exhibit 99.1

Forward-Looking Statements

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This
includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”,
“intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-
looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those indentified in the company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.
Important note regarding forward-looking statements:

Leading Midwest Banking Franchise

•
Top 50 U.S. bank holding company with $22 billion in assets
•
Largest bank headquartered in Wisconsin
– More than 250 banking offices serving over 150 communities
– #1 mortgage originator in Wisconsin
¹
– #1 SBA lender in Wisconsin
²
>$1bn deposits
³
>$500m deposits
³
>$250m deposits
³
Operating in Attractive Midwest Markets
•
Wisconsin and Minnesota continue to show above average employment levels
4
•
Midwest Manufacturing output is up 8.6% year-over-year (vs. 5.0% nationally)
5
•
Midwest Steel output is up 11.2% YoY; Midwest Machinery output is up 10.4% YoY
5
•
Midwest Economy Index at the highest level since March 1995
6
WI MN IL U.S.
Unemployment Rate
4
6.8% 5.8% 8.8% 8.1%
ASBC Deposits ($ in billions) $10.7 $1.4 $3.6 $15.7
¹
Based on 2010 number of funded mortgage loans per HMDA data;
²
Based on 2011 FY number of funded SBA loans;
3 FDIC market share data 6/30/11; 4 Source: U.S. BLS, Mar. 2012, April 2012 (US); 5 Source: FRB Chicago Midwest
Manufacturing Index, Mar. 2012;  6 Source: FRB Midwest Economy Index, Mar. 2012

Core Organic Loan Growth

Total Loans of $14.3 billion at March 31, 2012
Quarterly Net Loan Growth Trend Total Loans ($ in billions)
+2% QoQ
Peak Loans (4Q 2008) $16.3 billion
Loan Mix – 1Q 2012
<1% QoQ
($ in millions)
$12.6
$12.7
$13.1
$13.5
$14.0
$14.3
$10.5
$11.5
$12.5
$13.5
$14.5
$15.5
$16.5
4Q 2010 1Q 2011
2Q 2011 3Q 2011 4Q 2011 1Q 2012
CRE Investor
19%
Construction
4%
Commercial
& Business
Lending
34%
Res Mtg
22%
Home Equity
17%
Consumer
4%
$244
$39
$434
$414
$528
$223
4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

Disciplined Deposit Pricing and Stable Margins

Cost of Money Market Deposits
$6.2b $5.0b $5.0b $5.2b
Total Deposits
($ balances in billions)
$5.2b
Total Deposits of $15.7 billion at March 31, 2012
+ 12% YoY
0.43%
0.67%
0.63%
0.56%
0.53%
Net Interest Margin

Strong Capital Profile
•
Funding organic growth
– Re-mixing securities run-off into loans
increases risk-weighted assets
– Sufficient capital to fund contemplated
organic growth
•
Paying a competitive dividend
– Increased quarterly dividend to $.05/share
•
M&A opportunities
– Disciplined; in-market consolidation focus
•
Buy-backs of common stock & redemption of
other capital instruments
– Announced $30 million common buy-back
& $25 million partial redemption of TOPrS

Tier 1 Common Equity Ratio
Total Risk-Based Capital Ratio
Capital Priorities

Creating Shareholder Value

Loan Growth
• Approximately 3% quarterly
growth
Deposit Growth
Fee Income
Expenses
NIM
Positioned for Growth; Full-Year 2012 Outlook
Footprint
Credit
Capital
• Continued run-off of high cost
CDs & disciplined deposit pricing
• Sustained focus on treasury
management solutions to drive
growth in commercial deposits
• Relatively stable on a full-year
basis compared to FY 2011
• Modest improvement YoY;
reduced mortgage banking
income going forward
• Low single-digit YoY growth;
including the cost of BSA
enhancements & savings from
branch consolidations
• Net consolidation in branch
network while remodeling and
renovations continue
• Continuing to invest in growth
markets
• Continuing improvement in
credit trends
• Very modest provision outlook
• Disciplined, value-added
approach to capital
deployment over time

Why Associated

Net Income
Available to
Common
($ in millions)
Return on Tier 1
Common Equity
Reasons to Invest Net Income & ROT1CE
Management Team Focused on Creating
Shareholder Value
$15
$26
$34
$40
$41
3.76%
6.07%
7.83%
8.96%
9.23%
0.00%
5.00%
10.00%
15.00%
$0
$15
$30
$45
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012
• Leading Midwest Bank Operating in
Attractive Markets
•
Core Organic Growth Opportunity
•
Disciplined Deposit Pricing & Stable Margin
•
Improving Credit Quality
• Strong Capital Profile & Opportunities for
Capital Deployment
•
Improving Earnings Profile

Associated Banc-Corp will be the most admired Midwestern financial services company, distinguished by sound, value-added financial solutions with personal service for our customers, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value for our shareholders.

Appendix 9

Footprint Update

Relocated office in Waukesha, WI Janesville, WI Pick ‘N Save in-store remodel
Remodeled office in Muskego, WI Remodeled office in St. Francis, WI
Differentiating Associated in Branch Banking
Highlights
• Completed the remodel,
relocation, or new
construction of over 30
branches in 2011
• FY 2011 PPE expense
of $77 million includes
ongoing investments in
franchise
• Planned consolidation
of 21 branches in
1H2012
• Announced three
additional branch sales in
Jan. 2012; these locations
are well outside of core
retail footprint
• 50 remodels planned in
2012

Credit Rating Mkt Value (000’s) % of Total
Govt & Agency
$       3,566,112 76%
AAA
177,419 4%
AA
777,042 17%
A
104,671 2%
BAA1, BAA2 & BAA3
16,376 ---
BA1 & Lower and
Non-rated
27,480 ---
TOTAL $4,669,100 100%
Market Value Composition – March 31, 2012 Investment Portfolio – March 31, 2012
High Quality Investment Securities Portfolio
Portfolio Composition Ratings – March 31, 2012 Risk – Weighted Profile – March 31, 2012

Type
Mkt Value
(000’s)
% of Total
0% RWA
$    32,241 1%
20% RWA
4,337,291 93%
50% RWA
40,116 1%
=>100% RWA
96,462 2%
Not subject to RW
162,990 3%
TOTAL
$4,669,100 100%
Type
Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt &
Agencies
$     1,012 $   1,008 0.34 2.35
MBS
1,604,801 1,690,263 4.12 2.35
CMOs
1,853,347 1,883,470 2.75 1.31
Municipals
792,854 835,664 5.60 4.59
ABS
163,466 163,014 0.75 0.19
Corporates &
Other
93,490 95,681 1.85 1.52
TOTAL AFS
$4,508,970 $4,669,100 3.65 2.24

Continued Improvement in Credit Quality Indicators

($ in millions)
1Q 2011 2Q 2011 3Q 2011
4Q 2011 1Q 2012
Potential problem loans $     912 $     699 $     660 $     566 $     480
Nonaccruals $     488 $     468 $     403 $     357 $     327
Provision for loan losses $       31 $       16 $         4 $         1 $         0
Net charge offs $       53 $       45 $       30 $       23 $       22
ALLL/Total loans 3.59% 3.25% 2.96% 2.70% 2.50%
ALLL/Nonaccruals 93.07% 91.09% 99.09% 105.99% 108.93%
NPA/Assets 2.50% 2.33% 2.03% 1.82% 1.65%
Nonaccruals/Loans 3.86% 3.57% 2.99% 2.54% 2.29%
NCOs / Avg Loans 1.71% 1.37% 0.90% 0.64% 0.61%

Consumer Loan Portfolios by Geography 13 (as of March 31, 2012) Residential Mortgage Loans by State Home Equity Loans by State Approximately half of home equity portfolio is in first-lien position

Commercial & Business Lending Loans
Commercial & Business Lending portfolio of $4.9 billion, or 34% of Total Loans, at March 31, 2012
Commercial & Business Lending Loans by State Commercial & Business Lending Loans by Industry

Commercial Real Estate Lending Loans
Commercial Real Estate Lending portfolio of $3.2 billion, or 23% of Total Loans, at March 31, 2012
Commercial Real Estate Lending Loans by State Commercial Real Estate Lending Loans by Collateral